UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2026

Fifth Third Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series M	FITBM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Exchange Offers and Consent Solicitations

On June 10, 2026 (the “Final Settlement Date”), Fifth Third Bancorp completed its previously announced (a) offers to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) certain outstanding notes originally issued by Comerica Incorporated and assumed by Fifth Third Financial Corporation (“FTFC”) as successor by merger (the “Existing FTFC Notes”) for (1) new notes issued by Fifth Third Bancorp (the “New Fifth Third Notes”) and (2) cash; and (b) related solicitations of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the corresponding indentures governing the Existing FTFC Notes to eliminate certain of the covenants, restrictive provisions and events of default from such indentures (the “Proposed Amendments”).

As of 5:00 p.m., New York City time, on June 8, 2026 (the “Expiration Date”), the following principal amounts of each series of Existing FTFC Notes have been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

Title of Series of Existing FTFC Notes	Aggregate Principal Amount Outstanding at Commencement of the Exchange Offers	Principal Amount Tendered and Accepted for Exchange	Principal Amount Outstanding after Final Settlement
4.000% Senior Notes due 2029	$550,000,000	$334,781,000	$215,219,000
5.982% Fixed-To-Floating Rate Senior Notes due 2030	$1,000,000,000	$938,170,000	$61,830,000

All of the Existing FTFC Notes validly tendered in the Exchange Offers were accepted for exchange.All accepted Existing FTFC Notes will be retired and cancelled. The Exchange Offers and Consent Solicitations have expired, and are no longer open to participation by any holders of the Existing FTFC Notes.

As previously announced, FTFC received the requisite number of consents to adopt the Proposed Amendments with respect to each of the two outstanding series of Existing FTFC Notes that were subject to the Exchange Offers and Consent Solicitations. Accordingly, FTFC and the trustee for each such outstanding series of Existing FTFC Notes executed and delivered a supplemental indenture effecting the Proposed Amendments, which supplemental indenture became effective and operational on the Final Settlement Date.

The Proposed Amendments deleted in their entirety (unless otherwise noted) the following sections or provisions from the applicable existing FTFC indentures with respect to the applicable series of Existing FTFC Notes (the section and clause references below being to the existing FTFC indenture and first supplemental indenture establishing the relevant series of Existing FTFC Notes):

Existing FTFC 4.000% Senior Notes due 2029

with reference to the section numbers of the existing FTFC base indenture:

•	Section 5.1 – Events of Default (only clauses (4) and (7))

•	Section 8.1 – Company May Consolidate, Etc., Only on Certain Terms (only clause 2)

•	Section 10.5 – Existence

•	Section 10.6 – Maintenance of Properties

•	Section 10.7 – Payment of Taxes and Other Claims

•	Section 13.4 – Conditions to Defeasance or Covenant Defeasance (only clauses (2) to (5) and (8))

Existing FTFC 5.982% Fixed-To-Floating Rate Senior Notes due 2030

with reference to the section numbers of the existing FTFC base indenture:

•	Section 5.1 – Events of Default (only clauses (4) and (7))

•	Section 8.1 – Company May Consolidate, Etc., Only on Certain Terms (only clause 2)

•	Section 10.5 – Existence

•	Section 10.6 – Maintenance of Properties

•	Section 10.7 – Payment of Taxes and Other Claims

•	Section 13.4 – Conditions to Defeasance or Covenant Defeasance (only clauses (2) to (5) and (8))

with reference to the section numbers of the existing FTFC first supplemental indenture:

•	Section 1.10 – Amendment of Section 5.7 of the Base Indenture

•	Section 1.11 – Amendment of Section 5.11 of the Base Indenture

•	Section 1.16 – Amendment of Section 8.1 of the Base Indenture

•	Section 1.19 – Amendment of Section 13.4 of the Base Indenture

The Proposed Amendments also amended the existing FTFC indenture and first supplemental indenture and the Existing FTFC Notes to make certain conforming or other changes, including modification or deletion of certain definitions and cross references.

The remainder of the Existing FTFC Notes, representing $215,219,000 in aggregate principal amount of Existing FTFC 4.000% Senior Notes due 2029 and $61,830,000 in aggregate principal amount of Existing FTFC 5.982% Fixed-To-Floating Rate Senior Notes due 2030, that were not exchanged pursuant to the Exchange Offers remain obligations of FTFC and will continue to be subject to their existing terms as modified by the Proposed Amendments.

New Fifth Third Notes

Upon completion of the Exchange Offers, Fifth Third Bancorp issued approximately $1,272,791,000 billion in aggregate principal amount of New Fifth Third Notes in exchange for Existing FTFC Notes that were tendered and accepted. Each series of New Fifth Third Notes was issued pursuant to the Indenture dated as of April 30, 2008 and as amended by Article 4 of the Twelfth Supplemental Indenture dated as of April 25, 2022 between Fifth Third Bancorp and Wilmington Trust Company, as trustee (“Wilmington Trust”), as supplemented by a Nineteenth Supplemental Indenture dated as of the Final Settlement Date (as supplemented, the “Fifth Third Indenture”).

The New Fifth Third 4.000% Senior Notes due 2029 will mature on February 1, 2029 and will bear interest at a rate per annum equal to 4.000%. The New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 will mature on January 30, 2030 and will bear interest (a) from, and including, their initial interest accrual date to, but excluding, January 30, 2029, at the rate of 5.982% per annum, and (b) from, and including, January 30, 2029 to, but excluding January 30, 2030, at a floating rate per annum equal to Compounded SOFR plus 2.155%.

The New Fifth Third 4.000% Senior Notes due 2029 are subject to redemption at any time or from time to time on and after November 3, 2028, in whole or in part, at the election of Fifth Third, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 are subject to optional redemption prior to January 30, 2029 (the “Par Call Date”), in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 to be redeemed discounted to the redemption date (assuming that the New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined therein) plus 30 basis points less (b) interest accrued to but excluding the redemption date; and

(2) 100% of the principal amount of the New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 to be redeemed, plus, accrued and unpaid interest on the New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 to be redeemed to but excluding the redemption date.

Additionally, on January 30, 2029, Fifth Third may redeem the New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030, in whole but not in part, at a redemption price equal to 100% of the principal amount of the New Fifth Third 5.982% Fixed-To-Floating Rate Senior Notes due 2030 to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

The New Fifth Third Notes are senior unsecured obligations and will rank equally with Fifth Third’s other unsecured and unsubordinated debt from time to time outstanding. The New Fifth Third Notes have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 or any state or foreign securities laws. Therefore, the New Fifth Third Notes may not be offered or sold in the United States or to any U.S. person absent registration, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Registration Rights Agreement

In connection with the issuance of the New Fifth Third Notes, Fifth Third Bancorp also entered into a registration rights agreement, dated June 10, 2026 (the “Registration Rights Agreement”), by and between Fifth Third Bancorp, as issuer, and J.P. Morgan Securities LLC, as dealer manager (the “Dealer Manager”).

Under the Registration Rights Agreement, Fifth Third agreed, among other things, to use commercially reasonable efforts, to file with the SEC and cause to become effective a registration statement with respect to an offer to exchange each series of New Fifth Third Notes for new notes within 365 days of the Final Settlement Date. In addition, Fifth Third has agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Fifth Third Notes under the Securities Act in certain circumstances. If Fifth Third does not comply with these obligations, Fifth Third will be required to pay additional interest on the New Fifth Third Notes under specified circumstances.

The Dealer Manager has in the past performed, and may from time to time in the future perform, investment banking, financial advisory, lending or commercial banking services for Fifth Third Bancorp and its affiliates for which it has received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description is a summary of the terms of the Nineteenth Supplemental Indenture, the New Fifth Third Notes and the Registration Rights Agreement and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Nineteenth Supplemental Indenture, the New Fifth Third Notes and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1 through 4.6 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1 –

Nineteenth Supplemental Indenture dated as of June 10, 2026 between Fifth Third Bancorp and Wilmington Trust Company, as Trustee, to the Indenture for Senior Debt Securities dated as of April 30, 2008 between Fifth Third Bancorp and the Trustee, as amended by Article 4 of the Twelfth Supplemental Indenture dated April 25, 2022 between Fifth Third Bancorp and the Trustee.

4.2 –	Form of 4.000% Senior Notes due 2029 (144A).

4.3 –	Form of 4.000% Senior Notes due 2029 (Reg S).

4.4 –	Form of 5.982% Fixed-To-Floating Rate Senior Notes due 2030 (144A).

4.5 –	Form of 5.982% Fixed-To-Floating Rate Senior Notes due 2030 (Reg S).

4.6 –	Registration Rights Agreement dated June 10, 2026 by and between Fifth Third Bancorp, as issuer, and J.P. Morgan Securities LLC, as dealer manager.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 10, 2026	/s/ BRENNEN WILLINGHAM
Brennen Willingham
Senior Vice President and Treasurer